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                      SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                                 FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) February 1, 1996


                            Iomega Corporation
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                                 Delaware
               --------------------------------------------
               State or other jurisdiction of incorporation


           0-11963                             86-0385884
    ------------------------        --------------------------------
    (Commission File Number)        (IRS Employer Identification No.)

            1821 West Iomega Way, Roy, Utah             84067
          ------------------------------------------------------
          Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  (801) 778-1000
                                                    --------------



                          This is Page 1 of 9 pages
                          Exhibit Index is on Page 4

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Item 5.  Other Events


     On February 1, 1996, Iomega Corporation (the "Corporation") issued a press release entitled "Iomega Announces Public Offering on Hold", a copy of which is attached hereto as an exhibit and incorporated herein by reference.

     On February 5, 1996, the Corporation mailed to stockholders of the Corporation a letter, a copy of which is attached hereto as an exhibit and incorporated herein by reference.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IOMEGA CORPORATION


Dated:                                 By:  /s/ Leonard C. Purkis
       ---------------------                --------------------------------





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                                 EXHIBIT INDEX

Exhibit No.                  Description                    Page No.
-----------                  -----------                    --------

    99.1          Press Release issued February 1, 1996

    99.2          Letter to Stockholders,
                  dated February 5, 1996













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